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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported): June 18, 2001



                       EAGLE WIRELESS INTERNATIONAL, INC.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                      TEXAS
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


                0-20011                           76-0494995
        (Commission File Number)      (I.R.S. Employer Identification No.)


                   101 COURAGEOUS DRIVE, HOUSTON, TEXAS 77573
                   ------------------------------------------
           (Address of principal executive offices including zip code)


                                 (281) 538-6000
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 7.     EXHIBITS.

(c)   Exhibits

      Exhibit 99     Press Release dated June 18, 2001

ITEM 9.     REGULATION FD DISCLOSURE.

See Exhibit 99.


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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EAGLE WIRELESS INTERNATIONAL, INC.



                              By: /s/ H. DEAN CUBLEY
                                  -----------------------------
                              Dr. H. Dean Cubley



DATE: June 20, 2001